Exhibit 10.2

The undersigned, desiring to become a party to the Amended and Restated Term Loan Credit Agreement (the “Amended and Restated Loan Agreement”) dated as of February 23, 2018, by and among FalconStor Software, Inc. as borrower, the other loan parties thereto as guarantors, the various financial institutions party thereto as lenders, and HCP-FVA, LLC as administrative agent, does hereby agree to all the terms and provisions of the Amended and Restated Loan Agreement, effective as of October 9, 2018. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Amended and Restated Loan Agreement.

The undersigned (i) confirms that it has received a copy of the Amended and Restated Loan Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to become a party to the Amended and Restated Loan Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended and Restated Loan Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Amended and Restated Loan Agreement and the other Loan Documents as are delegated to the Administrative Agent, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Amended and Restated Loan Agreement are required to be performed by it as a Lender.

Entity
By:
Name:
Title:

Individual

[NAME]

[Signature Page to Amended and Restated Loan Agreement]

AGREED AND ACCEPTED:

FALCONSTOR SOFTWARE, INC.

By:	/s/Brad Wolfe
	Name:	Brad Wolfe
	Title:	Chief Financial Officer

HCP-FVA, LLC

By:	Hale Capital Partners, LP

By:	/s/ Martin Hale, Jr.
	Name:	Martin Hale, Jr.